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                                                                   EXHIBIT 10.10


                     SECURITY AGREEMENT dated as of June 14, 1995 ("Security Agreement"), made by JLM CHEMICALS, INC., (the "Borrower") to each of the Lenders (as defined below) party to the Credit Agreement (as defined below) and THE CIT GROUP/EQUIPMENT FINANCING, INC., as collateral agent for the Lenders (in such capacity, together with its successors in such capacity, the "Collateral Agent").

                     PRELIMINARY STATEMENTS. 1. Reference is made to the Credit Agreement, dated as of June 14, 1995 among the Borrower, THE CIT GROUP/EQUIPMENT FINANCING, INC. ("CITEF"), THE CIT GROUP/BUSINESS CREDIT, INC. ("CIT-BC"), each other lender which may hereafter execute and deliver an Assignment and Assumption Agreement with respect to the Loans and Commitments pursuant to Section 11.01 of the Credit Agreement (CIT-EF, CIT-BC, each assignee under an Assignment and Assumption Agreement, each a "Lender" and collectively, the "Lenders") and THE CIT GROUP/EQUIPMENT FINANCING, INC. as agent for the Term Lenders (in such capacity, together with its successors in such capacity, "Term Agent") and THE CIT GROUP/BUSINESS CREDIT, INC., as agent for the Working Capital Lenders (in such capacity, together with its successors in such capacity, Working Capital Agent") and the Collateral Agent and THE CIT GROUP/EQUIPMENT FINANCING, INC., as agent for the Lenders, (in such capacity, together with its successors in such capacity, "Agent") (the Credit Agreement, as it may hereafter be amended or otherwise modified from time to time, being the "Credit Agreement"). The terms defined in the Credit Agreement and not otherwise defined in this Security Agreement which are used in this Security Agreement shall have the meanings set forth in the Credit Agreement.

                     2. It is a condition precedent to the obligation of the Lenders to provide the Loans and Commitments to the Borrower as provided in the Credit Agreement that the Borrower shall have granted the security interest contemplated by this Security Agreement.

                     NOW, THEREFORE, in consideration of the premises and in order to induce the Lenders to provide the Loans and Commitments in accordance with the terms of the Credit Agreement, the Borrower hereby agree as follows:

                     SECTION 1. Grant of Security. The Borrower hereby grants a security interest to each Lender and to the


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       Collateral Agent for the benefit of each Lender, in and to all of the
       Borrower's right, title and interest in and to all of the following, whether now owned or hereafter acquired or existing (all of the following, the "Collateral"):

                     (1) all equipment in all of its forms, wherever located, including, without limitation, all machinery fork lifts, furniture, furnishings, fixtures, office supplies and all other similar types of tangible personal property and all parts thereof and all accessions thereto, together with all parts, fittings, special tools, alterations, substitutions, additions, accessories, replacements and accessions thereto (any and all such equipment, parts and accessions being the "Equipment");

                     (2) all inventory in all of its forms, wherever located, including, but not limited to, (a) all raw materials, work in process, finished goods, and materials used or consumed in manufacture or production, (b) goods in which the Borrower has an interest in mass or a joint or other interest or right of any kind (including, without limitation, goods in which the Borrower has an interest or right as consignee), and (c) goods which are returned to or repossessed by the Borrower, and all accessions thereto and products thereof (any and all such inventory, accessions, and products being the "Inventory");

                     (3) all documents and documents of title relating to or covering any Inventory ("Documents");

                     (4) all accounts, accounts receivable, contract rights, chattel paper, instruments, acceptances, drafts, and other obligations of any kind evidencing a right to receive money, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services, together with all ledger sheets, files, records and documents relating to any of the foregoing, including all computer records, programs, storage media and computer software used or useful in connection therewith (the "Receivables"), and all of the Borrower's right, title and interest, powers, privileges and other benefits under each and every one of the security agreements and other contracts securing or otherwise relating to any such Receivables;

                     (5) all Approvals and Permits and all other approvals, permits, licenses, franchises, certificates that are, by their terms or pursuant to applicable Law, assignable without the consent of the Governmental

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       Authority or the counterparty thereto, as the case may be;

                     (6) all rights under all contracts or agreements to which Borrower is a party, including, but not limited to, all the Facility Agreements (the "Assigned Agreements");

                     (7) all trademarks, trade names, trade styles, service marks, prints and labels on which said trademarks, trade names, trade styles and service marks have appeared or appear, designs and general intangibles of like nature, and all registrations and recordings thereof, including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof, or any other country or any political subdivision thereof, together with the goodwill associated therewith, and all reissues, amendments, extensions or renewals thereof and all licenses thereof (the "Trademarks") ;

                     (8) all patents of the United States or any other country, and all applications therefor, all right, title and interest therein and thereto, and all registrations and recordings thereof, including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, and all reissues, continuations, divisionals, continuations-in-part or extensions thereof and all licenses thereof (the "Patents");

                     (9) all copyrights, copyrighted works or any item which embodies such copyrighted work of the United States or any other country, and all applications therefor, all right, title and interest therein and thereto, and all registrations and recordings thereof, including, without limitation, applications, registrations and recordings in the United States Copyright Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, and all derivative works, extensions or renewals thereof (the "Copyrights");

                     (10) all general intangibles, including but not limited to, goodwill and tax refunds;

                     (11) the Deposit Account, the Insurance Account and any other cash collateral account established

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       pursuant to the terms of the Credit Agreement, all assets held in each such account, together with all monies, proceeds or sums due or to become due thereon or therefrom, and all bank accounts now or hereafter held by the Borrower and all funds in such accounts together with all monies, proceeds or sums due or to become due thereon or therefrom (each of the Deposit Account, the Insurance Account and any other cash collateral account established pursuant to the Credit Agreement, and all such bank accounts, the "Bank Accounts"), and all documents or instruments (including but not limited to passbooks, certificates of deposit and receipts but excluding periodically rendered statements of account and similar correspondence) necessary to be presented to withdraw funds or investments held in the Bank Accounts (the "Account Documents");

                     (12)   all motor vehicles (the "Motor Vehicles");

                     (13)   all rolling stock (the "Rolling Stock"); and

                     (14) all proceeds of any and all of the foregoing Collateral (including, without limitation, proceeds which constitute property of the types described in any of the clauses of this Section 1 and, to the extent not otherwise included, all payments under insurance (whether or not the Collateral Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral.

                     SECTION 2. Security for Borrower's Obligations This Security Agreement secures the prompt and complete payment when due of all Borrower's Obligations. .

                     SECTION 3. Borrower Remains Liable. Anything herein to the contrary notwithstanding, (l) the Borrower shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Security Agreement had not been executed, (2) the exercise by the Collateral Agent for its own account or on behalf of any of the Lenders of any of the rights hereunder shall not release the Borrower from any of its duties or obligations under the contracts and agreements included in the Collateral, and ( 3 ) neither the Collateral Agent nor any Lender shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Security Agreement, nor shall the Collateral Agent or any Lender be obligated to perform any of the obligations or duties of the Borrower thereunder

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       or to take any action to collect or enforce any claim for payment assigned hereunder.

                     SECTION 4. Representations and Warranties. The Borrower represents and warrants to the Collateral Agent and each Lender as follows:

                     (1) Location of Collateral. All of the Equipment and Inventory are located at the places specified in Schedule I attached hereto and made a cart hereof. The chief place of business and chief executive office of the Borrower and the office where the Borrower keens its records concerning Receivables are located at the address specified on Schedule III or at a place determined in accordance with the provisions of Section 5(4) hereof. All originals of all chattel paper which evidence Receivables in excess of Five Thousand Dollars ($5,000) have been delivered to the Collateral Agent or have been legended to reflect the security interest under this Security Agreement. None of the Receivables is evidenced by a promissory note or other instrument in excess of Five Thousand Dollars ($5,000), unless such note or instrument has been delivered to the Collateral Agent. As of the Closing Date, the Borrower does not own any Patents, Copyrights or Trademarks.

                     (2) Ownership and Liens. The Borrower owns the Collateral free and clear of any Lien or encumbrance except for (i) the security interest created by this Security Agreement, and (ii) Permitted Liens. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except those filed in favor of the Collateral Agent and/or the Lenders relating to this Security Agreement and those constituting or giving notice of Permitted Liens.

                     (3) Trade Names. As of the Closing Date, the Borrower conducts no business under any name or trade name other than the Borrower's name first recited above.

                     (4) Possession of Collateral. The Borrower has exclusive possession and control of the Equipment and Inventory all of which is located at the Site.

                     (5) Patents, Trademarks, Copyrights, Computer Programs, etc. The Borrower has the right to use all Patents, Trademarks, and Copyrights held by it at that time and all computer programs and other rights, free from materially burdensome restrictions, which are necessary for the operation of its business as conducted or as proposed to be conducted. There is not pending or to Borrower's knowledge threatened any claim or litigation against or affecting the Borrower contesting the validity of any of the Patents, Trademarks, Copyrights or computer programs which,

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       if adversely determined, could result in a Material Adverse Change.

                     (6) Perfection of Lien. This Security Agreement creates a valid security interest in the Collateral, subject only to Permitted Liens, securing the payment of the Borrower's Obligations and all actions necessary to perfect such security interest have been duly taken.

                     (7) Authorization and Approval. Except for the filings contemplated herein under the Uniform Commercial Code of Illinois (the "UCC") no authorization, approval or other action by, and no notice to or filing with, any Governmental Authority is required either (a) for the grant by the Borrower of the security interest granted hereby or for the execution, delivery or performance of this Security Agreement by the Borrower, or (b) for the perfection of or the exercise by the Collateral Agent or the Lenders of their respective rights and remedies hereunder.


                     (8) The Receivables. (a) The Borrower is the sole owner of the Receivables; (b) all Receivables are based on actual and bona fide sales of goods and/or services to customers, made by the Borrower in the ordinary course of its business; (c) Receivables created by the sale of goods or the rendering of services are the exclusive property of the Borrower and are not and shall not be subject to any Lien; (d) the Borrower has not made any prior assignment or transfer of any kind of said Receivables, the proceeds thereof or interest(s) thereon or therein, except such as may have been created in favor of the Collateral Agent and the Lenders; (e) the invoices evidencing such Receivables are in the name of the Borrower; (f) the customers of the Borrower have accepted the goods or services, owe and are obligated to pay the full amounts stated in the invoices according to their terms, without dispute, offset, defense, counterclaim or contra.

                     (9) Valid Existence. The Borrower is a duly and validly existing corporation and is qualified in all states where required to enable the Borrower to enforce collection of Receivables due from customers residing in that state.

                     SECTION 5. Covenants and Agreements. The Borrower covenants and agrees that:

                     (1) Further Assurances. (a) The Borrower will from time to time, at the expense of the Borrower, promptly execute and deliver all further instruments and documents, and take all further action that the Collateral Agent may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Collateral Agent or any Lender to exercise and

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       enforce their respective rights and remedies hereunder with respect to any Collateral.

                     (b) Without limiting the generality of the foregoing, the Borrower will: (1) upon the request of the Collateral Agent, mark conspicuously each of its records pertaining to the Collateral with a legend, in form and substance satisfactory to the Collateral Agent, indicating that such Collateral is subject to the security interest granted hereby; (2) if any Receivable shall be evidenced by a promissory note or other instrument in a face amount in excess of Five Thousand Dollars ($5,000), deliver such to the Collateral Agent duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Collateral Agent; (3) if any Receivable in excess of Five Thousand Dollars ($5,000) shall be evidenced by chattel paper, either deliver such chattel paper to the Collateral Agent duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Collateral Agent, or place a legend on such chattel paper to reflect the security interest under this Security Agreement; and (4) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices as the Collateral Agent may request in order to perfect and preserve the security interest granted or purported to be granted hereby.

                     (c) The Borrower hereby authorizes the Collateral Agent to file one or more financing statements, and amendments thereto, relative to all or any part of the Collateral without the signature of the Borrower where permitted by Law. The Borrower hereby authorizes the Collateral Agent to file one or more continuation statements relative to all or any part of the Collateral without the signature of the Borrower where permitted by Law. A carbon, photographic or other reproduction of this Security Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by Law.

                     (d) The Borrower will furnish to the Collateral Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Collateral Agent may request, all in reasonable detail, including, without limitation, copies of agreements with, or purchase or service orders from, the Borrower's customers, and copies of invoices to customers, proof of shipment or delivery. The Borrower's failure, however, to promptly give such statements or schedules to the Collateral Agent shall not affect, diminish, modify or otherwise limit or the Collateral Agent's or any Lender's security interests in the

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       Collateral. The Borrower agrees to maintain such books and records regarding Receivables as the Collateral Agent may reasonably require. All of the books and records of the Borrower will be available to the Collateral Agent upon reasonable prior notice at normal business hours, including any records handled or maintained for the Borrower by any other Person.

                     (e) If requested by the Collateral Agent, the Borrower will at its cost and expense obtain the consent of any Person or Governmental Authority to the assignment hereunder of any collateral if such consent may be required by the terms of any such Collateral or by any Governmental Approval.

                     (2) Protection Against Liens. The Borrower will defend the Collateral against all claims and demands of all Persons (other than the Collateral Agent and the Lenders) claiming an interest therein. The Borrower will pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Collateral, except to the extent the validity thereof is the subject of a Good Faith Contest.

                     (3) As to Equipment. Inventory, Trademarks, Patents, Copyrights, Motor Vehicles, and Rolling Stock. The Borrower shall:

                     (a) Keep the Equipment and Inventory (other than Inventory sold in the ordinary course of business) at the places therefor specified in Schedule III.

                     (b) Cause the Equipment to be maintained and preserved in accordance with Section 5.04 of the Credit Agreement.

                     (c) Permit the Collateral Agent or any Lender or any of the agents of any of them at reasonable times and on reasonable prior notice to have access to the Inventory and Equipment for purposes of inspection.

                     (d) Promptly notify the Collateral Agent in writing of any material loss or damage to the Inventory or Equipment, Motor Vehicles, Rolling Stock or other Collateral.

                     (e) Not use or permit the Inventory or Equipment or Motor Vehicles or Rolling Stock or other Collateral to be used for any unlawful purpose or in violation of any Law or for hire.

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                     (f)    Advise the Collateral Agent of all Trademarks,
       Patents, or Copyrights or applications for or registration of the same, created or obtained by Borrower on or after the date of this Security Agreement.

                     (g) Take all steps to maintain and enforce the Trademarks, Patents and Copyrights then held by the Borrower, including but not limited to (i) payment of all fees, (ii) prosecuting infringers if any such Trademarks, Patents and Copyrights are material to the operation of the Borrower's business, and (iii) diligently pursuing any application or registration related thereto.

                     (h) As soon as practicable, advise the Collateral Agent of all Motor Vehicles acquired by Borrower.

                     (i) As soon as practicable, advise the Collateral Agent of all Rolling Stock acquired by Borrower.

                     (4) As to Receivables. The Borrower shall keen its chief place of business and chief executive office and the office where it keeps its records concerning the Receivables at the location therefor specified in Schedule III. The Borrower will hold and preserve such records and will permit representatives of the Collateral Agent and any Lender to inspect and make abstracts from such records during normal business hours.

                     Except as otherwise provided in this paragraph or under any of the Loan Documents, the Borrower shall continue to collect, at its own expense, all amounts due or to become due to the Borrower under the Receivables. Notwithstanding the foregoing, the Collateral Agent shall have the right at any time, to notify the account debtors or obligers under any Receivables of the assignment of such Receivables to the Collateral Agent and the Lenders and to direct such account debtors or obligors to make payment of all amounts due or to become due to the Borrower thereunder directly to the Collateral Agent and, upon such notification and at the expense of the Borrower, to enforce collection of any such Receivables, and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as the Borrower might have done. After receipt by the Borrower of notice from the Collateral Agent that the Collateral Agent is collecting the Receivables, (a) all amounts and proceeds (including instruments), if any, received by the Borrower in respect of the Receivables shall be received in trust for the benefit of the Collateral Agent and the Lenders, shall be segregated from other funds of the Borrower and shall be forthwith paid over to the Collateral Agent in the same form as so received (with any necessary endorsement) to be applied as provided in the Intercreditor Agreement, and (b) the Borrower shall not adjust, settle or

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       compromise the amount or payment of any Receivable, or release wholly or partly any account debtor or obligors thereof, or allow any credit or discount thereon.

                     The Borrower agrees to notify the Collateral Agent promptly of any matters materially adversely affecting the value, enforceability or collectability of any Account in excess of Five Thousand Dollars ($5,000) and of all material customer disputes, offsets, defenses, counterclaims, returns, rejections and all material reclaimed or repossessed merchandise or goods.

                     (5) Insurance. The Borrower will maintain such insurance with respect to the Collateral and its use as required under the Credit Agreement. Further, the Borrower shall, at the request of the Collateral Agent, duly execute and deliver instruments of assignment of such insurance policies in accordance with the terms of the Credit Agreement. The Borrower will use and apply all Insurance Proceeds in accordance with the terms of the Credit Agreement.

                     (6) As to the Bank Accounts. In furtherance of the security interest granted by Section 1, the Borrower shall upon establishment of the respective Bank Accounts, deliver copies of all existing Account Documents to the Collateral Agent. With respect to the Bank Accounts, the Collateral Agent may (a) execute any and all instruments required for the withdrawal or repayment of such Bank Accounts, and (b) in all respects deal with such Bank Accounts as the owner thereof.

                     The Borrower hereby irrevocably authorizes and empowers the Collateral Agent at its option, at any time following the occurrence and during the continuance of an Event of Default, either in its own name or in the name of the Borrower: (a) to invest any and all monies or proceeds representing the Bank Accounts, to renew the Bank Accounts on such terms and for such period(s) as the Collateral Agent may deem appropriate; (b) to demand, collect and receive payment of any and all monies or proceeds due or to become due under the Bank Accounts or any part thereof; (c) to execute any and all instruments required for the withdrawal or repayment of same, or any part thereof; and (d) to complete in any respect any instrument for the withdrawal or repayment of funds. The Borrower waives any presentation, demand of payments, protest and notice of non-payment or protest.

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                     (7)    Assigned Agreements. The Borrower will perform and
       comply in all respects with the terms and conditions of all of the Assigned Agreements. The Borrower will not, without the consent of the Collateral Agent (a) cancel or terminate any of the Assigned Agreements or consent to or accept any cancellation or termination thereof, (b) amend, supplement or otherwise modify any of the Assigned Agreements (in each case as in effect on the date hereof), (c) waive any default under or breach of any of the Assigned Agreements or waive, fail to enforce, forgive or release any right, interest, or entitlement of any kind, howsoever arising, under or in respect of the Assigned Agreements, or vary or agree to the variation of any of the provisions of any of the Assigned Agreements or of the performance of any other Person under any of such Assigned Agreements, or (d) petition, request or take any other legal or administrative action which seeks, or may reasonably be expected, to rescind, terminate or suspend, any of the Assigned Agreements or amend or modify any thereof.

                     SECTION 6. Transfer and Other Liens. Except as permitted in the Credit Agreement, the Borrower shall not:

                     (1) Sell, assign (by operation of Law or otherwise) lease, mortgage, transfer or otherwise dispose of any interest in the Collateral; or

                     (2) Create or suffer to exist any Lien upon or with respect to any of the Collateral other than the Lien hereof and Permitted Liens.

                     SECTION 7. Collateral Agent Appointed Attorney-in-Fact. The Borrower hereby irrevocably appoints the Collateral Agent as the Borrower's attorney-in-fact, with full authority in the place and stead of the Borrower and in the name of the Borrower, to take any action and to execute any instrument which the Collateral Agent may deem necessary or advisable to accomplish the purposes of this Security Agreement, including, without limitation:

                     (1) to obtain and adjust insurance on the Collateral required to be paid to the Borrower or the Collateral Agent pursuant to the Credit Agreement;

                     (2) to ask, demand, collect, sue for, recover, settle, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

                     (3) to receive, endorse, assign, and collect any and all checks, notes, drafts and other negotiable and non-negotiable instruments, documents and chattel

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              paper, in connection with clause (1) or (2) above, and the
              Borrower waives notice of presentment, protest and non-payment of any instrument, document or chattel paper so endorsed or assigned;

                     (4) to file any claims or taken any action or institute any proceedings which the Collateral Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Collateral Agent and the Lenders with respect to any of the Collateral;

                     (5) to sell, transfer, assign or otherwise deal in or with the Collateral or the proceeds or avails thereof, as a secured party;

                     (6) to make any reasonable allowances and other reasonable adjustments with respect to any of the Collateral;

                     (7) to sign the Borrower's name on any document, on invoices relating to any account, on drafts against customers, on schedules of assignments of accounts, on notices of assignment, on financing statements under the UCC and other public records, on verifications of accounts, and on notices to customers;

                     (8) to notify the post office authorities to change the address for delivery of the Borrower's mail to an address designated by the Collateral Agent;

                     (9) to receive, open and dispose of all mail addressed to the Borrower;

                     (10) to send requests for verification of accounts to the Borrower's customers;

                     (11) to pay or discharge taxes, Liens, or other encumbrances levied or placed on or threatened against the Collateral, to effect any repairs or any insurance called for by the terms of this Security Agreement or the Credit Agreement and to pay all or any part of the premiums therefor and the costs thereof;

                     (12) to direct any party liable for any payment under any Collateral to make payment of any and all moneys due and to become due thereunder directly to the Collateral Agent for its benefit and the benefit of the Lenders and to receive payment of and receipt for any and all money, claims and other amounts due and to become due at any time in respect of or arising out of any Collateral; and

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                     (13)   to take any and all actions with regard to the
              Receivables as provided for in this Security Agreement.

                     The Borrower hereby ratifies and approves all acts of the Collateral Agent, as its attorney in-fact, pursuant to this Section 7, and the Collateral Agent, as its attorney in-fact, will not be liable for any acts of commission or omission, nor for any error of judgment or mistake of fact or Law other than acts constituting gross negligence or wilful misconduct. This power, being coupled with an interest, is irrevocable so long as this Security Agreement remains in effect.

                     The Borrower also authorizes the Collateral Agent, at any time and from time to time, to communicate in its own name with any party to any contract, agreement or instrument included in the Collateral with regard to the assignment of such contract, agreement or instrument and other matters relating thereto.

                     All amounts received by the Collateral Agent in the exercise of its rights under this Section 7 shall be applied by Collateral Agent in reduction of the Borrower's Obligations in the order as selected by the Collateral Agent.

                     SECTION 8. Collateral Agent May Perform. If the Borrower fails to perform any agreement contained herein, the Collateral Agent may (but is not obligated to) itself perform, or cause performance of, such agreement, and the expenses of the Collateral Agent incurred in connection therewith shall be payable by the Borrower.

                     SECTION 9. Remedies. If any Event of Default shall have occurred, the Collateral Agent and the Lenders may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral) and also may (1) require the Borrower to, and the Borrower hereby agrees that it will at its expense and upon the request of the Collateral Agent forthwith, assemble all or part of the Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place to be designated by the Collateral Agent, (2) enter the premises where any of the Collateral is located and take and carry away the same, by any of its representatives, with or without legal process, to the Collateral Agent's place of storage, and (3) without notice, except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Agent's offices or elsewhere,

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

       for cash, on credit or for future delivery and upon such other terms as the Collateral Agent deems to be commercially reasonable. The Borrower agrees that, to the extent notice of sale shall be required by Law, at least five (5) Business Days' notice to the Borrower of the time and place of any public or private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place it was so adjourned.

                     SECTION 10. Application of Proceeds. All cash proceeds received by the Collateral Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied in whole or in part by the Collateral Agent against all or any part of the Borrower's Obligations in the order as selected by the Collateral Agent. If the proceeds of the sale of the Collateral are insufficient to pay all the Borrower's Obligations, the Borrower agrees to pay upon demand any deficiency to the Collateral Agent and the Lenders.

                     SECTION 11. Concerning the Collateral Agent and the Lenders. (1) Collateral Agent's and Lenders' Rights. The powers conferred on the Collateral Agent and the Lenders hereunder are solely to protect their interests in the Collateral and shall not impose any duty upon them to exercise any such powers.

                     The Collateral Agent is authorized to take all such action as is provided to be taken by it hereunder and all other action reasonably incidental thereto.

                     The Collateral Agent shall not be responsible for the existence, genuineness or value of any of the Collateral or for the validity, perfection, priority or enforceability of the security interests in any of the Collateral, whether impaired by operation of Law or by reason of any action or omission to act on its part hereunder. The Collateral Agent shall not have any duty to ascertain or inquire as to the performance or observance of any of the terms of this Agreement by the Borrower.

                     (2) Limitation on Duty of Collateral Agent and Lenders in Respect of Collateral. Beyond the exercise of reasonable care in the custody thereof, the Collateral Agent and the Lenders shall have no duty as to any Collateral in their possession or control or in the possession or control of any agent or bailee or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. The Collateral Agent and the have exercised reasonable care in the custody of the Collateral in their possession if the is accorded treatment substantially equal to that accord their own property, and shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehouseman, carrier, forwarding agency, consignee or other agent or bailee selected by the Collateral Agent or such Lenders in good faith.

                     (3) The Receivables. Neither the Collateral Agent nor any Lender shall under any circumstances be deemed to assume any responsibility for or obligations or duty with respect to the Receivables or any proceeds thereof, and shall not be required to take any action of any kind to collect, preserve or protect its or the Borrower's rights in the Receivables.

                     SECTION 12. Amendments; Etc. No amendment or waiver of any provision of this Security Agreement nor consent to any departure by the Borrower herefrom shall in any event be effective unless the same shall be in writing and signed by the Collateral Agent and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                     SECTION 13. Addresses for Notices. All notices and other communications to any party hereunder shall be in writing, addressed or transmitted to such Person at such Person's address or transmission number as provided in or pursuant to the Credit Agreement.

                     SECTION 14. Continuing Security Interest. This Security Agreement shall create a continuing security interest in the Collateral and shall (1) remain in full force and effect until payment in full of all of the Borrower's Obligations (after the later of the Capital Expenditure Loan Commitment Termination Date or the Working Capital Loan Commitment Termination Date), (2) be binding upon each of the Borrower, the Collateral Agent and the Lenders and their respective successors and assigns, and t3) inure to the benefit of the Collateral Agent and the Lenders and their respective successors, transferees and permitted assigns.

                     SECTION 15. Governing Law; Terms. This Security Agreement shall be governed by and construed in accordance with the laws of the State of New York, except as to matters which under the laws of Illinois must be governed by the law of Illinois. Unless otherwise defined herein or in the

       Credit Agreement terms used in Article 9 of the UCC are used herein as therein defined.

                     SECTION 16. Miscellaneous. This Security Agreement is in addition to, and not in limitation of, any other rights and remedies the Collateral Agent or any Lender may have by virtue of any other instrument securing the Borrower's Obligations or agreement heretofore, or contemporaneously herewith executed by Borrower or by Law or otherwise. If any provision of this Security Agreement is contrary to applicable Law, such provision shall be deemed ineffective without invalidating the remaining provisions hereof. If and to the extent that applicable Law confers any rights or imposes any duties inconsistent with or in addition to any of the provisions of this Security Agreement, the affected provision shall be considered amended to conform thereto.

                     The Collateral Agent shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder. A waiver by the Collateral Agent of any right or remedy hereunder on any one occasion shall not be construed as a bar to or waiver of any such right or remedy which the Collateral Agent would have had on any future occasion nor shall the Collateral Agent or the Lender be liable for exercising or failing to exercise any such right or remedy.

                           [INTENTIONALLY LEFT BLANK]

                     IN WITNESS WHEREOF, each of the parties hereto has caused this Security Agreement to be duly executed and delivered by its representative "Thereunto duly authorized as of the date first above written.

                                                  JLM CHEMICALS, INC.

                                                   By:/s/    John T. White
                                                      -------------------------
                                                      Name:  John T. White
                                                      Title: President

                                   SCHEDULE I

                                       to

                               Security Agreement

             Principal Place of Business and Location of Collateral


         Principal Place of Business:  3350 West 131st Street
                                       Blue Island, Illinois

         Locations of Equipment:       3350 West 131st Street
                                       Blue Island, Illinois

         Locations of Inventory:       3350 West 131st Street
                                       Blue Island, Illinois